UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 17, 2009
Date of Report (Date of earliest event reported)
WATSON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
311 Bonnie Circle
Corona, California, 92880
(Address of principal executive offices) (Zip Code)
(951) 493-5300
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     As previously announced, Watson Pharmaceuticals, Inc., a Nevada corporation (the “Company”), Robin Hood Holdings Limited, a Malta limited liability company (“Robin Hood”), the shareholders of Robin Hood (together, the “Sellers”) and Anthony Selwyn Tabatznik, solely in his capacity as the Shareholders’ Representative therein, entered into a definitive Share Purchase Agreement, dated as of June 16, 2009 (the “Share Purchase Agreement”). Pursuant to the Share Purchase Agreement, a wholly-owned subsidiary of Watson will acquire all of the outstanding equity of Robin Hood (the “Share Purchase”) from the Sellers and thereby acquire the privately held Arrow Group, a group of global pharmaceutical companies. The Share Purchase remains subject to the satisfaction or waiver of the conditions to closing set forth in the Share Purchase Agreement.
     In this Current Report on Form 8-K, the Company is incorporating by reference certain historical and pro forma financial information relating to the Share Purchase.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Robin Hood Holdings Limited
The consolidated financial statements of Robin Hood Holdings Limited and subsidiaries as of December 31, 2008 and 2007, and for each of the years in the two-year period ended December 31, 2008 are incorporated by reference in Exhibit 99.1 hereto and herein.
(b)	Pro Forma Financial Statements
The unaudited pro forma condensed combined balance sheet of Watson Pharmaceuticals, Inc., as of June 30, 2009, and the unaudited pro forma combined statements of operations of Watson Pharmaceuticals, Inc., for the six months ended June 30, 2009 and the year ended December 31, 2008 are incorporated by reference in Exhibit 99.2 hereto and herein.
(d)	Exhibits:
23.1	Consent of KPMG

99.1	Robin Hood Holdings Limited — Audited Consolidated Financial Statements (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-3 (File No. 333-161404), filed on August 17, 2009).

99.2	Watson Pharmaceuticals, Inc. — Unaudited Pro Forma Combined Financial Information (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-3 (File No. 333-161404), filed on August 17, 2009).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2009	By:	/s/ David A. Buchen
David A. Buchen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG

99.1	Robin Hood Holdings Limited — Audited Consolidated Financial Statements (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-3 (File No. 333-161404), filed on August 17, 2009).

99.2	Watson Pharmaceuticals, Inc. — Unaudited Pro Forma Combined Financial Information (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-3 (File No. 333-161404), filed on August 17, 2009).